JYRA RESEARCH INC.
                     AMENDED STOCK OPTION PLAN

                      dated March 30, 1997



       This Amended Stock Option Plan dated March 30, 1997 hereby amends and restates in its entirety

Jyra Research Inc.'s Stock Option Plan dated July 20, 1996.

       1. Purpose. The purpose of this Plan is to provide financial incentives to Key Employees of Jyra Research Inc. whose entrepreneurial and management talents and commitments are essential for the continued growth and expansion of that corporation's business. It is intended that both options which qualify as incentive stock options within the meaning of section 422A of the Internal Revenue Code ("Incentive Stock Options") and options which do not qualify as incentive stock options ("Non-Incentive Stock Options") may be granted under this Plan.

       2.  Definitions.  For purposes of this Plan:

       (a) Board means the board of directors of the Corporation.

       (b) Code means the Internal Revenue Code of 1986, as amended.

       (c) Committee means a group of persons appointed by, and serving at the pleasure of, the Board, whose purpose is to administer the Plan and perform the functions set forth herein for the Committee.

       (d)  Common Stock means the Common Stock, par value
$0.001 per share, of the Corporation, and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in paragraph 9 below.

       (e)  Corporation means Jyra Research Inc.

       (f) Disability means the condition which results when an individual has become permanently and totally disabled within the meaning of section 105(d)(4) of the Code.

       (g) Key Employee means an officer or a director of the Corporation or any Subsidiary thereof, and such other key employees of the Corporation or any Subsidiary thereof designated by the Committee as being eligible to receive options under the Plan.

       (h) Optionee means a Key Employee to whom an option has been granted under this Plan.

       (i)  Plan means the Jyra Research Inc. Stock Option
Plan as set forth in this instrument and as it may be amended from time to time.

       (j) Stock Option Agreement (or the "Agreement") means the written agreement between a Key Employee and the Corporation evidencing the grant of an option under the Plan and setting forth the terms and conditions of that option.

       (k) Subsidiary means a subsidiary corporation of the Corporation within the meaning of section 425(f) of the Code.

       (l) Successor Corporation means a corporation, or a subsidiary of such corporation, which issues or assumes a stock option in a transaction to which section 425(a) of the Code applies.

       (m) Ten-Percent Stockholder means a Key Employee who, at the time an option is to granted to such employee, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation, or of a Subsidiary within the meaning of section 422A(b)(6) of the Code.

       3. Administration. The Plan shall be administered by the Committee, which shall keep minutes of its meetings. The Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan properly, including the power and duty to construe and interpret the Plan and to determine all questions arising under it. The Committee's interpretations and determinations shall be conclusive and binding upon all persons. It may also establish, from time to time, such regulations, provisions, procedures and conditions regarding the options and granting of options which in its opinion may be advisable in administering the Plan. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which there is a quorum, or acts approved in writing by a majority of its members, shall be acts of the Committee.

       4. Eligibility. Only Key Employees shall be eligible to be granted options to purchase Common Stock under the Plan. The Committee shall, from time to time, (i) determine those Key Employees to whom stock options shall be granted; (ii) determine the number of shares and conditions of each such option; and
(iii) grant such options.

       5. Shares Available for Option. The Board shall cause to be made available for the purposes of the Plan a total of 500,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with paragraph
9 below, are substituted for those 500,000 shares or to which those shares are adjusted). The aggregate fair market value (as fixed at the time the option is granted) of the Common Stock for which a Key Employee may be granted Incentive Stock Options in any calendar year (under the Plan and all other plans of the Corporation, or those of any Subsidiary corporations required to be aggregated for this purpose under the provisions of section 422A(b)(8) of the Code), shall not exceed $100,000 plus the "unused limit carryover" to that calendar year within the meaning of sections 422A(b)(8) and 422A(c)(4) of the Code. In the event that an option granted under the Plan to any Key Employee expires or is terminated unexercised as to any shares covered by the option, those shares shall thereafter be available for the granting of future options under the Plan.

       6. Grant of Options. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Key Employees to whom options are to be awarded and to determine the number of shares to be covered by each option, whether an option is intended to be an Incentive Stock Option or a Non-Incentive Stock Option and the other terms thereof; provided, however, that no Incentive Stock Option shall be awarded to any Key Employee who is not an employee of the Corporation at the time the option is granted. The terms of each option need not be the same, but may vary for options granted under the Plan at the same time or from time to time. The Committee may also grant more than one option to a given Key Employee during the term of the Plan, either in addition to, or in substitution for, one or more options previously granted that Key Employee.

       7.  Option Price.   The Committee shall establish the
option price at the time an option is granted. The option price for shares of Common Stock subject to an Incentive Stock Option shall not be less than 100% of the fair market value of such shares at the time the option is granted; provided, however, that the option price for shares of Common Stock subject to an Incen-

tive Stock Option shall be at least 110% of the fair market value of such shares at the time such option is granted, if the option is granted to a Ten-Percent Stockholder.

       8.  Exercise of Options.

       (a) Each option granted under the Plan shall be exercisable at such time, in such amount and upon such conditions as may be determined by the Committee at the time of the granting of the option and set forth in the Stock Option Agreement. In the case of an option not immediately exercisable in full, the Committee may, from time to time and in its sole discretion, accelerate the time at which all or any part thereof may be exercised.

       (b) The Committee shall determine the term of each option at the time it is granted. However, (i) no Incentive Stock Option granted under the Plan shall be exercisable more than ten years after the date it is granted to a Key Employee other than a Ten-Percent Stockholder; and (ii) no Incentive Stock Option granted under the Plan shall be exercisable more than five years after the date it is granted to a Key Employee who is a Ten-Percent Stockholder. Not less than 100 shares may be purchased at any one time upon the exercise of an option, unless the number of shares so purchased constitutes the total number then exercisable under the option.

       (c) Options granted under the Plan shall not be transferable by the Optionee except by will, or if the Optionee dies interstate, by the laws of descent and distribution of the state of the Optionee's domicile at the time of his death.
During an Optionee's lifetime, options granted under the Plan are exercisable only by the Optionee.

       (d) Subject to the terms and conditions and within the limitations of the Plan, and, if applicable, section 422A of the
Code, the Committee may modify, extend, replace or renew out-

standing options granted under the Plan, or accept the surrender of outstanding options (to the extent they have not yet been exercised) and grant new options in substitution for them. Notwithstanding the foregoing, however, other than modifications made pursuant to paragraph 12 below, no modification of an option shall alter or impair any rights or obligations under any option granted under the Plan without the affected Optionee's consent.

       (e) In the event that the employment of an Optionee shall be terminated (other than by reason of his death or Disability), such option may, except as otherwise provided in the Stock Option Agreement or subparagraph 8(c) hereof, be exercised (to the extent exercisable at the time of the termination of employment of the Key Employee) at any time within three months (or such longer period as determined pursuant to paragraph 12 below) after such termination of employment, but in no event after the expiration of the term of the option. Thereafter, such option shall be deemed terminated. In the event that the employment of an Optionee shall be terminated by reason of his death or Disability, such option may, except as otherwise provided in the Stock Option Agreement or subparagraph 8(c) hereof be exercised (to the extent exercisable on the date of the Key Employee's death or Disability) at any time within one year (or such longer period as determined pursuant to paragraph 12 below) after the date of such death or Disability, but in no event after the expiration of the term of the option.
Thereafter, such option shall be deemed terminated. In the event of an Optionee's death, such Optionee's options shall be exercisable, to the extent provided in the Plan or under the Stock Option Agreement, by the legatee or legatees under such Optionee's will, or by such Optionee's personal representatives or distributees.

       (f)  Each option shall be confirmed by a Stock Option
Agreement which shall be executed by the Corporation and by the Optionee.

       (g) The option price for each share of Common Stock purchased pursuant to the exercise of an option shall be paid in full at the time the option is exercised and shall be paid in cash. Each share to be issued upon such exercise shall be issued and delivered to the person entitled to receive it at the principal office of the Corporation.

       (h) To the extent that an option is not exercised within the period of time prescribed by the Plan and the Stock
Option Agreement confirming the option, or, as provided for in the Plan or the Stock Option Agreement, the option is terminated, the option shall lapse and all rights of the Optionee with respect to it shall terminate.

       (i)  Nothing in the Plan or in the Stock Option
Agreement shall confer on any employee any right to continue in the employ of the Corporation or any Subsidiary or Successor Corporation; affect the right of the Corporation or any Subsidiary or Successor Corporation to terminate such employee's employment at any time; or be deemed a waiver or modification of any provision contained in any agreement between the employee and the Corporation or any Subsidiary or successor corporation. The Stock Option Agreement may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence.

       9.  Changes in Common Stock.

       (a) In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation or entity, whether through reorganization, recapitalization, stock dividend, stock split-up, combination of shares, merger, consolidation, or otherwise, the Committee shall make appropriate adjustments to the maximum number and class of shares of stock as to which options may be granted under the Plan and the number and class of shares of stock with respect to which options have been granted under the Plan and the option price for such shares. The Committee's adjustment shall be effective and binding for all purposes of the Plan and each Stock Option Agreement entered into under the Plan. No adjustment provided for in this paragraph 9 shall require the Corporation or such other corporation or entity to issue a fractional share, and the total adjustment with respect to each Stock Option Agreement shall be limited accordingly.

       (b)  Upon the effective date of any merger,
consolidation, reorganization, liquidation or sale of all or substantially all of the assets of the Corporation (a "Terminating Event"), the Plan and any unexercised options granted under the Plan shall terminate unless provision shall be made in writing in connection with such Terminating Event for the continuance of the Plan and for the assumption of such unexercised options by a successor employer or parent or subsidiary thereof or for the substitution for such unexercised options of new options covering shares of such successor with appropriate adjustments as to number and kind of shares and prices of shares subject to such new options. In such event, the Plan and the unexercised options theretofore granted or the new options substituted therefore shall continue in the manner and under the terms provided in the Plan.

       10. Amendment or Termination of Plan. The Board shall have the right to amend, suspend or terminate the Plan at any time; provided that, except as and to the extent authorized and permitted by paragraph 9 above or paragraph 12 below, no amendment shall be made which shall (i) increase the total number of shares which may be issued and sold pursuant to the exercise of options granted under the Plan, (ii) increase the total number of shares which may be covered by any option or options to one individual, (iii) extend the period for granting or exercising any option, or (iv) change the class of employees eligible to receive options, unless such amendment is made by or with the approval of the shareholders of the Corporation. With the exception of any amendment made pursuant to paragraph 12 below, the rights of an Optionee under any option granted prior to an amendment, suspension or termination of the Plan shall not be adversely affected thereby except with the consent of the Optionee.

       11. Indemnification of Stock Option Committee. The members of the Committee shall be indemnified by the Corporation for any acts or omissions as a member of the Committee to the full extent permitted under applicable law, including the Dela-

ware General Corporation Law, as amended from time to time.

       12. Compliance with Law and Other Conditions. All options and Stock Option Agreements shall be governed by the laws of the State of Delaware to the extent not superseded by the laws of the United States. No shares shall be issued pursuant to the exercise of any option granted under the Plan prior to compliance by the Corporation or any successor thereto, to the satisfaction of their counsel, with any applicable laws. The Stock Option Agreements and amendments thereto shall set forth any requirements for, or restriction of, exercise that the Committee deems appropriate to comply with any securities or other laws or regulations or exemption therefrom, including but not limited to, restrictions as to the times permitted for exercise. In the event that the Committee does restrict such times, it may extend the three month and one year periods stated in subparagraph 8(f) above, should the end of such periods fail to occur during a time in which the exercise is permitted, provided that in no event may such period be extended beyond the term provided for in subparagraph 8(c) above.

       13.  Good Faith Attempts.  To the extent consistent with
section 422A(c)(1) of the Code and regulations issued by the Secretary of the Treasury for Incentive Stock Options, (i) the requirement set forth in paragraph 7 above that the option price of an Incentive Stock Option granted under the Plan be not less than 100% of the fair market value of the Common Stock subject to the option at the time it is granted to a Key Employee other than a Ten-Percent Stockholder, and not less than 110% of the fair market value of the Common Stock subject to the option at the time it is granted to a Ten-Percent Shareholder, and (ii) the limitation on the aggregate fair market value of the Common Stock for which a Key Employee may be granted Incentive Stock Options as set forth in paragraph 5 above, shall be considered to have been met if the Committee has made a good faith attempt, within the meaning of section 4221(c)(1).
       14. Construction. It is intended that all Incentive Stock Options granted under the Plan shall qualify under section 422A of the Code. To that end, the Plan and all Stock option Agreements providing for Incentive Stock Options entered into pursuant to it shall be construed and interpreted so that all Incentive Stock Options granted under the Plan meet the requirements of section 422A of the Code, unless the terms and provisions of the instrument clearly and unequivocally require a contrary interpretation or construction.

       15. Effective Date and Duration of Plan. The effective date of the Plan shall be the date of its adoption by the Board.
No options may be granted under the Plan after the date ten years from the date the Plan is adopted by the Board.


JYRA RESEARCH INC.

___________________
Paul Robinson,
Director


___________________
Peter Lynch,
Director


___________________
Roderick Adams,
Director